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                                                                 EXHIBIT 10.15.3

                                  AMENDMENT TO
                             STOCK OPTION AGREEMENT

               This Amendment is entered into by Dale Williams ("Optionee") and American Technology Corporation, a Delaware corporation (the "Company").

                                    RECITALS

               A. Optionee and the Company are all of the parties to that certain Stock Option Agreement dated as of September 1, 1997 (the "Agreement"), under which Optionee currently holds an option to purchase 862,000 shares of the Company's common stock, subject to vesting and other terms as specified in the Agreement. (Capitalized terms not otherwise defined in this Amendment shall have the meaning given to them in the Agreement.)

               B. Optionee and the Company desire to amend the Agreement as set forth below.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of good and valuable consideration from the Company to Optionee, the receipt and adequacy of which Optionee hereby acknowledges, the parties hereto agree as follows:

        1. NUMBER OF SHARES SUBJECT TO OPTION. The number of shares of the Company's common stock subject to the Option is hereby reduced from 862,000 shares to 120,000 shares.

        2. VESTING. The Option shall be fully exercisable as to all of the 120,000 shares of common stock subject to the Option.

        3. TERM. The Option shall be exercisable until June 12, 1999 at 5:00 p.m. PDT, upon which date and time it shall expire.

        4. OTHER TERMS UNAFFECTED. Except as amended hereby, the all of the terms and provisions of the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of June 12, 1998.

"OPTIONEE"                              "COMPANY"

                                         AMERICAN TECHNOLOGY CORPORATION,
/s/ DALE WILLIAMS                       a Delaware corporation
---------------------------------
Dale Williams

                                        By: /s/ ROBERT PUTNAM
                                           -------------------------------------
                                        Title: Vice President

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